UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 15, 2018

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)

001-12215	16-1387862
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Plaza Drive Secaucus, NJ	07094
(Address of principal executive offices)	(Zip Code)

(973) 520-2700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders of Quest Diagnostics Incorporated (the “Company”) held on May 15, 2018 (the “2018 Annual Meeting”), upon the recommendation of the Board of Directors, the stockholders voted on and approved an amendment to the Company's Restated Certificate of Incorporation (the “Amendment”) to lower the ownership threshold for a stockholder or group of stockholders that would have the ability to cause the Company to call a special meeting of stockholders from 25% to 20% in the aggregate of the Company’s outstanding common stock (subject to certain requirements).

The Amendment was filed with the Secretary of State of the State of Delaware on May 16, 2018 and was effective as of such date. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders

(a)    The following is a summary of the voting results for each matter presented at the 2018 Annual Meeting.

(b)    The following nominees for the office of director were elected for terms expiring at the 2019 Annual Meeting of Stockholders, by the following votes:

	For	Against	Abstain	Broker Non-Vote

Jenne K. Britell	106,284,533	1,941,465	435,479	10,323,168

Vicky B. Gregg	107,163,337	1,057,548	440,592	10,323,168

Jeffrey M. Leiden	107,137,001	1,046,447	478,029	10,323,168

Timothy L. Main	106,907,210	1,282,410	471,856	10,323,169

Gary M. Pfeiffer	100,209,760	7,980,608	471,111	10,323,166

Timothy M. Ring	103,589,857	4,538,856	532,764	10,323,168

Stephen H. Rusckowski	98,889,344	7,444,236	2,327,897	10,323,168

Daniel C. Stanzione	100,039,772	8,094,777	526,930	10,323,166

Helen I. Torley	107,573,002	647,382	441,091	10,323,170

Gail R. Wilensky	103,237,746	5,018,786	404,947	10,323,166

The advisory resolution to approve the executive officer compensation disclosed in the Company’s 2018 Proxy Statement was approved by the following votes:

For	Against	Abstain	Broker Non-Vote
97,251,615	10,793,700	615,837	10,323,493

The ratification of the appointment of the Company’s independent registered public accounting firm for 2018 was approved by the following votes:

For	Against	Abstain
114,225,996	4,414,542	344,107

The amendment to the Company's Restated Certificate of Incorporation to permit stockholders holding 20% or more of our common stock to cause the Company to call special meetings of stockholders was approved by the following votes:

For	Against	Abstain	Broker Non-Vote
99,545,265	8,808,561	307,324	10,323,495

Regarding the stockholder proposal on special stockholder meetings that was included in the Company’s 2018 Proxy Statement, at the 2018 Annual Meeting the stockholder proponent or his appointed representative did not appear and present his proposal regarding the right to call special meetings of stockholders.  Accordingly, the proposal was not considered or voted on at the 2018 Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.     Description

3.1        Certificate of Amendment to Restated Certificate of Incorporation of the Company

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

May 18, 2018

QUEST DIAGNOSTICS INCORPORATED

By:    /s/ William J. O’Shaughnessy, Jr.
William J. O’Shaughnessy, Jr.
Deputy General Counsel and Secretary

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